UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 8, 2004
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                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                     000-28217                        59-3218138
              -----------------------------------------------------------
             (Commission file number) (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.        Results of Operations and Financial Condition.

On November 8, 2004, the Registrant reported financial results for the third quarter of 2004.

A press release dated November 8, 2004 announcing this event is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AIRNET COMMUNICATIONS CORPORATION
                              Registrant



                              By:  /s/ Stuart P. Dawley
                                   ---------------------------------------------
                                   Stuart P. Dawley, Esq.
                                   Vice President, General Counsel and Secretary

Dated: November 8, 2004